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                                                                  Exhibit 10.62

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

         AMENDMENT NO. 1, dated as of May 14, 2003 (this "Amendment"), by and among Wire One Technologies, Inc., a Delaware corporation (the "Company"), and the purchasers listed on the signature pages hereto, to the Registration Rights Agreement (the "Registration Rights Agreement") dated as of December 17, 2002 by and among the Company and the purchasers listed therein (the "Purchasers"). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Registration Rights Agreement.

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, the Registration Rights Agreement provides for the registration of shares of the Company's common stock, par value $0.0001 (the "Common Stock"), issuable upon conversion of the Subordinated Convertible Promissory Notes and upon exercise of the Warrants issued to the Purchasers pursuant to the Note and Warrant Purchase Agreement dated as of December 17, 2002 by and among the Company and the Purchasers;

         WHEREAS, the parties now wish to amend the Registration Rights Agreement as set forth in this Amendment;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereby agree as follows:

         Section 1. Amendments to the Registration Rights Agreement.

         1.1. The definition of "Registrable Securities" contained in Section 1 of the Registration Rights Agreement is hereby amended by deleting the references to the number 120% and substituting in lieu thereof the number 100%.

         1.2. The definition of "Effectiveness Date" contained in Section 1 of the Registration Rights Agreement is hereby amended by deleting the reference to the number 150 and substituting in lieu thereof the number 180.

         Section 2. Miscellaneous.

         2.1. Limited Effect. Except as expressly amended and modified by this Amendment, all of the terms and provisions of the Registration Rights Agreement are and shall continue to remain in full force and effect in accordance with the terms thereof.

         2.2. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         2.3. Governing law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

                       WIRE ONE TECHNOLOGIES, INC.


                       By: /s/ Richard Reiss
                           --------------------------------
                           Name:  Richard Reiss
                           Title: Chief Executive Officer


                       ROYAL BANK OF CANADA
                       By: Its agent RBC Dominion Securities Corporation


                       By: /s/ Steven C. Milke
                           --------------------------------
                           Name:  Steven C. Milke
                           Title: Managing Director


                       NORTH SOUND LEGACY FUND LLC (f/k/a DMG
                       Legacy Fund LLC)


                       By: /s/ Andrew Wilder
                           --------------------------------
                           Name:  Andrew Wilder
                           Title: Chief Financial Officer


                       NORTH SOUND LEGACY INSTITUTIONAL FUND LLC
                       (f/k/a DMG Legacy Institutional Fund LLC)


                       By: /s/ Andrew Wilder
                           --------------------------------
                           Name:  Andrew Wilder
                           Title: Chief Financial Officer


                       NORTH SOUND LEGACY INTERNATIONAL LTD.
                       (f/k/a DMG Legacy International Ltd.)


                       By: /s/ Andrew Wilder
                           --------------------------------
                           Name:  Andrew Wilder
                           Title: Chief Financial Officer